                                                                   EXHIBIT 99.19

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $184,506,250
Aggregate Original Principal Balance                   $184,989,667
Number of Mortgage Loans                                      3,181

                               MINIMUM          MAXIMUM     AVERAGE (1)
                               -------          -------     -----------
Original Principal Balance     $13,000         $200,000     $58,155
Outstanding Principal Balance  $12,981         $199,703     $58,003

                               MINIMUM    MAXIMUM          WEIGHTED AVERAGE (2)
                               -------    -------          --------------------
Original Term (mos)              180         360                  180
Stated remaining Term (mos)      166         356                  176
Loan Age (mos)                     3          14                    4
Current Interest Rate          7.500%     13.875%              10.319%
Original Loan-to-Value         74.51%     100.00%               99.29%
Credit Score (3)                 529         814                  666

                               EARLIEST              LATEST
                               --------              ------
Maturity Date                  08/01/18             6/01/34

                            PERCENT OF                                 PERCENT OF
LIEN POSITION             MORTGAGE POOL   YEAR OF ORIGINATION        MORTGAGE POOL
-------------             -------------   -------------------        -------------
1st Lien                      0.00%         2003                          0.18%
2nd Lien                    100.00          2004                         99.82

OCCUPANCY                                   LOAN PURPOSE
Primary                      97.90%         Purchase                     79.90%
Second Home                   2.08          Refinance - Rate/Term         5.42
Investment                    0.02          Refinance - Cashout          14.67


LOAN TYPE                                   PROPERTY TYPE

Fixed Rate                  100.00%         Single-Family                68.51%

ARM                           0.00          Townhouse                     0.00

AMORTIZATION TYPE                           Condominium                  11.41

Fully Amortizing              1.62%         Two- to Four-Family           4.35
Interest Only                 0.00          Manufactured Housing          0.00
Balloon                      98.38          Planned Unit Development     15.73

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                         NUMBER      AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED      PERCENT
                           OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE      FULL OR
    RANGE OF            MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT       BALANCE       ORIGINAL    ALTERNATIVE
 MORTGAGE RATES           LOANS     OUTSTANDING      POOL         COUPON     SCORE      OUTSTANDING        LTV          DOC
 --------------           -----     -----------      ----         ------     -----      -----------        ---          ---
7.001% to 7.500%             1     $     46,895       0.03%      7.500%        683        $46,895        100.00%       100.00%
7.501% to 8.000%            12          786,994       0.43       7.946         704         65,583         97.98         54.58
8.001% to 8.500%           195       13,622,781       7.38       8.375         721         69,860         99.03         82.03
8.501% to 9.000%           295       18,056,986       9.79       8.860         697         61,210         99.58         77.19
9.001% to 9.500%           281       16,952,619       9.19       9.433         677         60,330         99.57         70.00
9.501% to 10.000%          488       32,905,531      17.83       9.879         674         67,429         99.27         47.41
10.001% to 10.500%         365       21,193,948      11.49      10.414         655         58,066         99.47         44.36
10.501% to 11.000%         849       53,497,121      28.99      10.859         650         63,012         99.08         35.82
11.001% to 11.500%         128        4,490,350       2.43      11.314         644         35,081         99.51         42.90
11.501% to 12.000%         182        7,774,748       4.21      11.950         638         42,718         98.75         48.50
12.001% to 12.500%         104        4,835,579       2.62      12.354         666         46,496         99.61         24.33
12.501% to 13.000%         275       10,121,499       5.49      12.857         634         36,805         99.73         44.20
13.001% to 13.500%           4          110,095       0.06      13.154         632         27,524        100.00         58.46
13.501% to 14.000%           2          111,106       0.06      13.795         678         55,553        100.00          0.00
-----------------        -----     ------------     ------      ------         ---        -------        ------         -----
TOTAL:                   3,181     $184,506,250     100.00%     10.319%        666        $58,003         99.29%        50.42%
-----------------        -----     ------------     ------      ------         ---        -------        ------         -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.500% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.319% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER      AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED       PERCENT
                               OF        PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE        FULL OR
        RANGE OF            MORTGAGE      BALANCE        MORTGAGE       AVERAGE     CREDIT      BALANCE     ORIGINAL     ALTERNATIVE
REMAINING TERMS (MONTHS)     LOANS      OUTSTANDING        POOL         COUPON      SCORE     OUTSTANDING     LTV             DOC
------------------------------------------------------------------------------------------------------------------------------------
157 to 168                       3     $     93,194        0.05%       11.400%       675       $31,065      100.00%          0.00%
169 to 180                   3,176      184,240,504       99.86        10.319        666        58,010       99.29          50.43
349 to 360                       2          172,552        0.09         9.549        694        86,276      100.00          69.95
----------                  ------     ------------      ------        ------        ---       -------      ------          -----
TOTAL:                       3,181     $184,506,250      100.00%       10.319%       666       $58,003       99.29%         50.42%
----------                  ------     ------------      ------        ------        ---       -------      ------          -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 166 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 176 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED      PERCENT
                                OF        PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
 LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING      LTV          DOC
 -----------------------      -----      -----------       ----         ------       -----    -----------      ---          ---
$50,000 or less               1,627     $ 53,255,609       28.86%       10.688%       658       $ 32,732      99.44%       55.99%
$50,001 to $100,000           1,197       83,970,968       45.51        10.210        669         70,151      99.53        46.73
$100,001 to $150,000            304       37,995,281       20.59        10.119        671        124,984      98.84        49.74
$150,001 to $200,000             53        9,284,392        5.03        10.000        665        175,177      98.14        54.71
--------------------          -----     ------------      ------        ------        ---       --------      -----        -----
TOTAL:                        3,181     $184,506,250      100.00%       10.319%       666       $ 58,003      99.29%       50.42%
--------------------          -----     ------------      ------        ------        ---       --------      -----        -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $199,703 and the average outstanding principal balance of the Mortgage Loans was approximately $58,003.

PRODUCT TYPES

                      NUMBER          AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                        OF            PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE     FULL OR
                     MORTGAGE          BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES         LOANS          OUTSTANDING        POOL       COUPON       SCORE   OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------
15 Year Fixed            68         $  2,807,709        1.52%      10.490%       661      $41,290       99.58%      70.58%
30 Year Fixed             2              172,552        0.09        9.549        694       86,276      100.00       69.95
Balloon Loans         3,111          181,525,989       98.38       10.317        666       58,350       99.29       50.09
-------------         -----         ------------      ------       ------        ---      -------       -----       -----
TOTAL:                3,181         $184,506,250      100.00%      10.319%       666      $58,003       99.29%      50.42%
-------------         -----         ------------      ------       ------        ---      -------       -----       -----

ADJUSTMENT TYPE

                    NUMBER       AGGREGATE        PERCENT                        WEIGHTED      AVERAGE     WEIGHTED       PERCENT
                      OF         PRINCIPAL          OF            WEIGHTED       AVERAGE      PRINCIPAL    AVERAGE        FULL OR
                   MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT       BALANCE    ORIGINAL      ALTERNATIVE
ADJUSTMENT TYPE     LOANS       OUTSTANDING        POOL            COUPON         SCORE      OUTSTANDING     LTV            DOC
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate          3,181       $184,506,250      100.00%          10.319%         666         $58,003      99.29%         50.42%
----------          -----       ------------      ------           ------          ---         -------      -----          -----
TOTAL:              3,181       $184,506,250      100.00%          10.319%         666         $58,003      99.29%         50.42%
----------          -----       ------------      ------           ------          ---         -------      -----          -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER         AGGREGATE     PERCENT                   WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                            OF            PRINCIPAL       OF         WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE      FULL OR
                          MORTGAGE         BALANCE     MORTGAGE       AVERAGE     CREDIT        BALANCE       ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS        OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING       LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
Arizona                     133        $  5,065,554      2.75%        10.804%       654         $38,087        99.84%       61.52%
California                 1636         120,122,439     65.10         10.006        669          73,424        99.18        49.70
Colorado                     63           3,080,341      1.67         10.775        647          48,894        99.16        63.76
Connecticut                  18             818,996      0.44         10.548        666          45,500        99.50        59.78
Delaware                      3             149,320      0.08         10.894        689          49,773        99.14        57.65
District of Columbia          6             197,840      0.11         10.496        639          32,973       100.00        71.05
Florida                     115           4,348,253      2.36         11.462        660          37,811        99.86        54.61
Georgia                      59           1,959,965      1.06         11.319        659          33,220        99.86        46.85
Idaho                        20             618,863      0.34          9.946        668          30,943        98.82        85.04
Illinois                    110           4,830,036      2.62         10.370        678          43,909        99.39        41.38
Indiana                       9             264,769      0.14         10.887        635          29,419       100.00        76.30
Iowa                          2              64,898      0.04         12.316        680          32,449       100.00         0.00
Kansas                        9             236,412      0.13         10.114        700          26,268       100.00        39.95
Kentucky                      9             215,172      0.12         11.939        625          23,908       100.00        70.59
Louisiana                    51           1,286,009      0.70         11.332        644          25,216        99.80        77.11
Maine                         1              15,691      0.01         11.990        607          15,691       100.00       100.00
Maryland                    112           5,154,609      2.79         10.654        668          46,023        99.37        54.14
Massachusetts                35           2,218,531      1.20         10.790        675          63,387        99.61        31.83
Michigan                     32           1,054,195      0.57         11.380        639          32,944        99.82        71.53
Minnesota                     1              71,425      0.04          8.500        641          71,425       100.00         0.00
Mississippi                   3              92,173      0.05         12.322        612          30,724        99.19        52.54
Missouri                     21             759,065      0.41         10.675        656          36,146       100.00        55.80
Montana                      18             678,091      0.37         11.269        635          37,672       100.00        74.25
Nevada                       83           4,729,482      2.56         11.021        673          56,982        98.85        48.80
New Hampshire                 9             357,560      0.19         11.068        655          39,729        99.69        69.16
New Jersey                   15             698,558      0.38         11.015        666          46,571        98.12        30.18
New Mexico                    3             223,147      0.12         12.029        632          74,382       100.00        36.67
New York                     57           4,103,168      2.22         11.090        674          71,985        98.53        29.05
North Carolina               30             924,754      0.50         11.628        638          30,825        99.80        60.78
Ohio                         18             577,848      0.31         11.558        622          32,103        99.74        95.20
Oklahoma                     10             254,836      0.14         12.228        621          25,484        99.35        74.69
Oregon                       16             563,051      0.31         11.345        635          35,191        99.68        54.88
Pennsylvania                 28             903,628      0.49         11.144        645          32,272        99.16        63.32
Rhode Island                 11             426,099      0.23         11.389        664          38,736        99.73        61.79
South Carolina               13             427,054      0.23         11.212        671          32,850       100.00        66.46
Texas                       185           6,297,593      3.41         10.755        654          34,041        99.93        47.65
Utah                         14             377,606      0.20         10.343        661          26,972        99.88        66.87
Virginia                    148           7,345,294      3.98         10.867        664          49,630        99.54        43.01
Washington                   48           2,056,529      1.11         10.323        662          42,844        99.93        68.05
West Virginia                 4             113,176      0.06         10.307        669          28,294       100.00        47.09
Wisconsin                    23             824,220      0.45         11.118        667          35,836        99.87        48.62
--------------------      -----        ------------    ------         ------        ---         -------        -----        -----
TOTAL:                    3,181        $184,506,250    100.00%        10.319%       666         $58,003        99.29%       50.42%
--------------------      -----        ------------    ------         ------        ---         -------        -----        -----

No more than approximately 0.90% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER          AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                          OF            PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE        FULL OR
  RANGE OF ORIGINAL    MORTGAGE         BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS    LOANS         OUTSTANDING       POOL       COUPON       SCORE      OUTSTANDING      LTV          DOC
--------------------   --------      ------------    ----------   --------    --------     -----------   ---------    -----------
70.01% to 75.00%            1        $    199,615      0.11%       8.250%        640         $199,615      74.51%         0.00%
80.01% to 85.00%            7             818,033      0.44       10.526         657          116,862      83.35         32.89
85.01% to 90.00%           54           3,876,414      2.10       10.422         672           71,785      89.80         46.89
90.01% to 95.00%          194          11,298,934      6.12       10.414         655           58,242      94.63         36.35
95.01% to 100.00%       2,925         168,313,255     91.22       10.312         667           57,543      99.93         51.60
                        -----        ------------    ------       ------         ---         --------      -----         -----
TOTAL:                  3,181        $184,506,250    100.00%      10.319%        666         $ 58,003      99.29%        50.42%
                        -----        ------------    ------       ------         ---         --------      -----         -----


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 74.51% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.29%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                          NUMBER       AGGREGATE                              WEIGHTED        AVERAGE      WEIGHTED       PERCENT
                           OF         PRINCIPAL    PERCENT OF     WEIGHTED     AVERAGE        PRINCIPAL     AVERAGE       FULL OR
                         MORTGAGE      BALANCE      MORTGAGE      AVERAGE      CREDIT         BALANCE      ORIGINAL     ALTERNATIVE
    LOAN PURPOSE          LOANS      OUTSTANDING     POOL          COUPON       SCORE       OUTSTANDING       LTV           DOC
---------------------    --------   ------------   ----------     --------    --------      -----------    --------     -----------
Purchase                  2,564     $147,426,822     79.90%       10.312%        670        $   57,499       99.48%       48.09%
Refinance - Cashout         443       27,073,013     14.67        10.393         651            61,113       98.54        58.36
Refinance - Rate Term       174       10,006,416      5.42        10.218         655            57,508       98.64        63.29
                          -----     ------------    ------        ------         ---        ----------       -----        -----
TOTAL:                    3,181     $184,506,250    100.00%       10.319%        666        $   58,003       99.29%       50.42%
                          -----     ------------    ------        ------         ---        ----------       -----        -----

PROPERTY TYPE

                           NUMBER      AGGREGATE                                   WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                             OF        PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE      PRINCIPAL    AVERAGE      FULL OR
                          MORTGAGE      BALANCE          MORTGAGE    AVERAGE       CREDIT        BALANCE     ORIGINAL   ALTERNATIVE
   PROPERTY TYPE            LOANS     OUTSTANDING         POOL        COUPON        SCORE      OUTSTANDING     LTV           DOC
---------------------     --------   ------------      ----------    --------      --------    -----------   --------   -----------
Single Family               2,209    $126,411,330        68.51%       10.331%        664         $57,226      99.35%       50.04%
Condominium                   389      21,046,377        11.41        10.141         670          54,104      99.63        51.67
Two- to Four-Family           106       8,026,156         4.35        10.090         703          75,718      97.93        37.39
Planned Unit Development      477      29,022,388        15.73        10.460         666          60,844      99.20        54.81
                            -----    ------------       ------        ------         ---         -------      -----        -----
TOTAL:                      3,181    $184,506,250       100.00%       10.319%        666         $58,003      99.29%       50.42%
                            -----    ------------       ------        ------         ---         -------      -----        -----

DOCUMENTATION

                             NUMBER       AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                               OF         PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     FULL OR
                            MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
DOCUMENTATION                 LOANS      OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
------------------------    --------    ------------    ----------     --------   --------   -----------   --------   -----------
Full Documentation            1,564     $ 83,738,373       45.39%      10.013%      659        $53,541      99.59%     100.00%
Streamlined Documentation     1,129       65,734,950       35.63       10.819       680         58,224      99.51        0.00
Limited Documentation           214       15,665,326        8.49        9.990       659         73,202      99.14        0.00
Full/Alt Documentation          114        9,297,651        5.04       10.054       653         81,558      98.22      100.00
Lite Documentation              122        7,895,252        4.28       10.221       657         64,715      98.45        0.00
Stated Documentation             38        2,174,698        1.18       10.830       676         57,229      90.09        0.00
                              -----     ------------      ------       ------       ---        -------      -----       -----
TOTAL:                        3,181     $184,506,250      100.00%      10.319%      666        $58,003      99.29%      50.42%
                              -----     ------------      ------       ------       ---        -------      -----       -----

OCCUPANCY

                                    AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED       PERCENT
                                    PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE      PRINCIPAL    AVERAGE         FULL OR
                   NUMBER OF         BALANCE       MORTGAGE       AVERAGE      CREDIT       BALANCE     ORIGINAL      ALTERNATIVE
OCCUPANCY       MORTGAGE LOANS     OUTSTANDING       POOL         COUPON        SCORE      OUTSTANDING     LTV            DOC
---------       --------------    ------------    ----------     --------     --------     -----------  --------      -----------
Primary             3,102         $180,630,610       97.90%       10.322%        665         $58,230      99.29%         50.38%
Second Home            78            3,829,742        2.08        10.201         714          49,099      99.56          53.01
Investment              1               45,898        0.02         8.990         678          45,898      90.00           0.00
                    -----         ------------      ------        ------         ---         -------      -----          -----
TOTAL:              3,181         $184,506,250      100.00%       10.319%        666         $58,003      99.29%         50.42%
                    -----         ------------      ------        ------         ---         -------      -----          -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER       AGGREGATE                                WEIGHTED     AVERAGE         WEIGHTED      PERCENT
                          OF          PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL         AVERAGE      FULL OR
MORTGAGE LOANS AGE     MORTGAGE        BALANCE        MORTGAGE     AVERAGE       CREDIT      BALANCE        ORIGINAL     ALTERNATIVE
    (MONTHS)             LOANS       OUTSTANDING        POOL        COUPON       SCORE     OUTSTANDING        LTV            DOC
------------------     --------     ------------     ----------    -------     --------    -----------      --------     -----------
 3                        974       $ 57,121,123       30.96%       10.197%       671        $58,646         99.30%         54.37%
 4                      1,084         63,667,271       34.51        10.209        670         58,734         99.31          49.74
 5                        693         40,202,430       21.79        10.502        659         58,012         99.22          47.68
 6                        356         20,102,970       10.90        10.568        658         56,469         99.47          46.86
 7                         60          2,835,378        1.54        10.517        664         47,256         98.55          50.21
 8                          5            241,151        0.13        12.103        646         48,230         99.19          46.74
 9                          3            166,487        0.09        12.404        621         55,496         99.40          85.98
10                          1             15,183        0.01        12.375        593         15,183        100.00         100.00
11                          2             61,063        0.03        12.375        636         30,532        100.00          44.08
13                          2             62,560        0.03        11.045        696         31,280        100.00           0.00
14                          1             30,634        0.02        12.125        633         30,634        100.00           0.00
                        -----       ------------      ------        ------       ----        -------        ------          -----
TOTAL                   3,181       $184,506,250      100.00%       10.319%       666        $58,003         99.29%         50.42%
                        -----       ------------      ------        ------       ----        -------        ------          -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER          AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED       PERCENT
                          OF             PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       FULL OR
ORIGINAL PREPAYMENT    MORTGAGE           BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE    ORIGINAL     ALTERNATIVE
   PENALTY TERM          LOANS         OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING      LTV          DOC
-------------------    --------       ------------      ----------     --------   --------    -----------  --------     -----------
None                    1,059         $ 53,792,462        29.15%        10.614%     665         $50,796       99.27%       50.45%
12 Months                  83            6,083,897         3.30         10.326      665          73,300       98.85        42.64
24 Months               1,027           68,242,985        36.99         10.078      667          66,449       99.36        50.10
36 Months               1,012           56,386,906        30.56         10.328      666          55,718       99.29        51.63
                        -----         ------------       ------         ------      ---         -------       -----        -----
TOTAL:                  3,181         $184,506,250       100.00%        10.319%     666         $58,003       99.29%       50.42%
                        -----         ------------       ------         ------      ---         -------       -----        -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                  NUMBER       AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                    OF         PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       FULL OR
  RANGE OF       MORTGAGE       BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
CREDIT SCORES     LOANS       OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV           DOC
-------------    --------    --------------    ----------    --------    --------    -----------    --------    -----------
 529 to 550           1      $       75,858        0.04%      10.875%       529      $    75,858     100.00%       0.00%
 551 to 575           8             498,718        0.27       10.327        571           62,340      99.14       54.48
 576 to 600         267          11,541,424        6.26       11.258        590           43,226      99.59       92.29
 601 to 625         452          24,259,921       13.15       11.032        615           53,672      99.28       68.70
 626 to 650         733          42,026,054       22.78       10.598        639           57,334      98.96       45.54
 651 to 675         590          34,877,530       18.90       10.304        663           59,114      99.20       43.09
 676 to 700         479          30,035,044       16.28       10.048        687           62,704      99.42       41.34
 701 to 725         276          17,843,084        9.67        9.571        712           64,649      99.61       45.77
 726 to 750         192          11,763,290        6.38        9.513        737           61,267      99.63       44.63
 751 to 775         131           8,103,505        4.39        9.612        762           61,859      99.60       45.70
 776 to 800          47           3,050,894        1.65        9.514        785           64,913      98.73       53.41
 801 to 814           5             430,927        0.23        9.759        807           86,185     100.00       26.52
                  -----      --------------      ------       ------        ---      -----------     ------       -----
 TOTAL:           3,181      $  184,506,250      100.00%      10.319%       666      $    58,003      99.29%      50.42%
                  -----      --------------      ------       ------        ---      -----------     ------       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 529 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 666.

CREDIT GRADE

                  NUMBER       AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                    OF         PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE       FULL OR
                 MORTGAGE       BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
CREDIT GRADE      LOANS       OUTSTANDING         POOL        COUPON      SCORE      OUTSTANDING      LTV           DOC
------------     --------    --------------    ----------    --------    --------    -----------    --------    -----------
AA                2,014      $  123,114,321       66.73%      10.002%       689      $    61,129      99.30%       43.63%
A                   846          46,056,260       24.96       10.910        627           54,440      99.22        58.03
A-                  320          15,262,030        8.27       11.095        607           47,694      99.46        82.07
B-                    1              73,640        0.04        9.500        662           73,640     100.00       100.00
                  -----      --------------      ------       ------        ---      -----------     ------       ------
TOTAL:            3,181      $  184,506,250      100.00%      10.319%       666      $    58,003      99.29%       50.42%
                  -----      --------------      ------       ------        ---      -----------     ------       ------